UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2006

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia		23225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On August 8, 2006, Tredegar Corporation (the “Corporation”) issued a press release announcing that its Board of Directors had authorized the Corporation to purchase from time to time up to an aggregate of five million shares of the Corporation’s common stock on the open market or in privately negotiated transactions.  A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8–K and is incorporated by reference into this item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

           99.1           Press Release, dated August 8, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: August 8, 2006	By:	/s/ D. Andrew Edwards

D. Andrew Edwards
Vice President, Chief Financial Officer and Treasurer